Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF™ – 6 Mo Jan/Jul

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 28, 2025

June 30, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately six months. The current Outcome Period will end on June 30, 2025, and the Fund will commence a new Outcome Period that will begin on July 1, 2025, and end on December 31, 2025. An investment in the Fund over the course of the Outcome Period will be subject to the Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator Equity Defined Protection ETF™ – 6 Mo Jan/Jul	JAJL	Gross: 3.64% Net: 3.24%*	The Fund seeks to provide investors with returns that match the upside price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 3.64% (prior to taking into account management fees and other fees) while providing a buffer against 100% of SPDR® S&P 500® ETF Trust losses (prior to taking into account management fees and other fees), over the period from July 1, 2025 through December 31, 2025.

* Takes into account the Fund’s unitary management fee for the Outcome Period.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: July 1, 2025 to December 31, 2025.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference